UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

PATIENT INFOSYSTEMS, INC.
(Exact name of the Registrant as specified in its charter)

Delaware	0-22319	16-1476509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12301 N.W. 39th Street Coral Springs, Florida 33065
(Address of principal executive offices and Zip Code)

the Registrant’s telephone number, including area code: (954) 796-3714

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of December 31, 2006, Roger Chaufournier and Christine St. Andre (collectively, the "Named Officers") terminated their employment with CareGuide, Inc. (the “Registrant”). Until their termination date, Mr. Chaufournier was serving as the president and chief executive officer of the Registrant’s Innovacare provider improvement division and Ms. St. Andre was serving as the chief operating officer of that division. The Named Officers have formed the Center for Strategic Innovation, a Maryland not-for-profit corporation not affiliated with the Registrant, which intends to continue the business formerly operated by the Registrant as its Innovacare division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2007	PATIENT INFOSYSTEMS, INC. By: /s/ Glen A. Spence Glen A. Spence Executive Vice President and Chief Financial Officer

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